                                                                   EXHIBIT 4-192


                                          EXECUTED IN ____COUNTERPARTS OF WHICH
                                          THIS IS COUNTERPART NO. ____.

                           THE DETROIT EDISON COMPANY
                              (2000 Second Avenue,
                            Detroit, Michigan 48226)

                                       TO
                             BANKERS TRUST COMPANY
                              (Four Albany Street,
                           New York, New York 10015)

                                              AS TRUSTEE

                            ------------------------

                                   INDENTURE
                           Dated as of March 15, 1993

                            ------------------------

                   SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
                          DATED AS OF OCTOBER 1, 1924

                                 PROVIDING FOR

  (A) GENERAL AND REFUNDING MORTGAGE BONDS, 1993 SERIES D, DUE APRIL 1, 1999,

                                      AND

                         (B) RECORDING AND FILING DATA
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                                        i

                               TABLE OF CONTENTS*

                            ------------------------

                                                                  PAGE
                                                                  ----
PARTIES.....................................................        1
RECITALS
  Original Indenture and Supplementals......................        1
  Issue of Bonds under Indenture............................        1
  Bonds heretofore issued...................................        1
  Reason for creation of new series.........................        5
  Bonds to be 1993 Series D.................................        5
  Further assurance.........................................        5
  Authorization of Supplemental Indenture...................        5
  Consideration for Supplemental Indenture..................        5
                                   PART I.
                       CREATION OF THREE HUNDRED FIFTH
                               SERIES OF BONDS
                                1993 SERIES D
Sec. 1. Terms of Bonds of 1993 Series D.....................        5
Sec. 2. Optional Redemption of Bonds of 1993 Series D.......        6
        Direct Payments.....................................        8
        Exchange and transfer...............................        8
Sec. 3. Consent.............................................        8
Sec. 4. Form of Bonds of 1993 Series D......................        9
        Form of Trustee's Certificate.......................       14
                                   PART II.
                          RECORDING AND FILING DATA
Recording and filing of Original Indenture..................       14
Recording and filing of Supplemental Indentures.............       15
Recording of Certificates of Provision for Payment..........       19
                                  PART III.
                                 THE TRUSTEE
Terms and conditions of acceptance of trust by Trustee......       19
                                   PART IV.
                                MISCELLANEOUS
Confirmation of Section 318(c) of Trust Indenture Act.......       20
Execution in Counterparts...................................       20
Testimonium.................................................       21
Execution...................................................       21
Acknowledgements............................................       21
Affidavit as to consideration and good faith................       23

------------------------
* This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.
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                                        1

PARTIES.                 SUPPLEMENTAL INDENTURE, dated as of the fifteenth day of
                         March, in the year one thousand nine hundred and
                         ninety-three, between THE DETROIT EDISON COMPANY, a
                         corporation organized and existing under the laws of the
                         State of Michigan and a transmitting utility (hereinafter
                         called the "Company"), party of the first part, and BANKERS
                         TRUST COMPANY, a corporation organized and existing under
                         the laws of the State of New York, having its corporate
                         trust office at Four Albany Street, in the Borough of
                         Manhattan, The City and State of New York, as Trustee under the Mortgage and Deed of Trust hereinafter mentioned
                         (hereinafter called the "Trustee"), party of the second
                         part.

ORIGINAL                 WHEREAS, the Company has heretofore executed and delivered
INDENTURE AND            its Mortgage and Deed of Trust (hereinafter referred to as
SUPPLEMENTALS.           the "Original Indenture"), dated as of October 1, 1924, to the Trustee, for the security of all bonds of the Company
                         outstanding thereunder, and pursuant to the terms and
                         provisions of the Original Indenture, indentures dated as
                         of, respectively, June 1, 1925, August 1, 1927, February 1,
                         1931, June 1, 1931, October 1, 1932, September 25, 1935,
                         September 1, 1936, November 1, 1936, February 1, 1940,
                         December 1, 1940, September 1, 1947, March 1, 1950, November
                         15, 1951, January 15, 1953, May 1, 1953, March 15, 1954, May
                         15, 1955, August 15, 1957, June 1, 1959, December 1, 1966,
                         October 1, 1968, December 1, 1969, July 1, 1970, December
                         15, 1970, June 15, 1971, November 15, 1971, January 15,
                         1973, May 1, 1974, October 1, 1974, January 15, 1975,
                         November 1, 1975, December 15, 1975, February 1, 1976, June
                         15, 1976, July 15, 1976, February 15, 1977, March 1, 1977,
                         June 15, 1977, July 1, 1977, October 1, 1977, June 1, 1978,
                         October 15, 1978, March 15, 1979, July 1, 1979, September 1,
                         1979, September 15, 1979, January 1, 1980, April 1, 1980,
                         August 15, 1980, August 1, 1981, November 1, 1981, June 30,
                         1982, August 15, 1982, June 1, 1983, October 1, 1984, May 1,
                         1985, May 15, 1985, October 15, 1985, April 1, 1986, August
                         15, 1986, November 30, 1986, January 31, 1987, April 1,
                         1987, August 15, 1987, November 30, 1987, June 15, 1989,
                         July 15, 1989, December 1, 1989, February 15, 1990, November
                         1, 1990, April 1, 1991, May 1, 1991, May 15, 1991, September
                         1, 1991, November 1, 1991, January 15, 1992, February 29,
                         1992, April 15, 1992, July 15, 1992, July 31, 1992, November
                         30, 1992, December 15, 1992, January 1, 1993 and March 1,
                         1993 supplemental to the Original Indenture, have heretofore been entered into between the Company and the Trustee (the
                         Original Indenture and all indentures supplemental thereto together being hereinafter sometimes referred to as the
                         "Indenture"); and

ISSUE OF                 WHEREAS, the Indenture provides that said bonds shall be
BONDS UNDER              issuable in one or more series, and makes provision that the
INDENTURE.               rates of interest and dates for the payment thereof, the
                         date of maturity or dates of maturity, if of serial
                         maturity, the terms and rates of optional redemption (if
                         redeemable), the forms of registered bonds without coupons of any series and any other provisions and agreements in
                         respect thereof, in the Indenture provided and permitted, as the Board of Directors may determine, may be expressed in a supplemental indenture to be made by the Company to the
                         Trustee thereunder; and

BONDS HERETOFORE         WHEREAS, bonds in the principal amount of Six billion seven
ISSUED.                  hundred sixty-six million five hundred ninety-seven thousand dollars ($6,766,597,000) have heretofore been issued under the Indenture as follows, viz:
                              (1)  Bonds of Series A                  -- Principal Amount $26,016,000,
                              (2)  Bonds of Series B                  -- Principal Amount $23,000,000,
                              (3)  Bonds of Series C                  -- Principal Amount $20,000,000,
                              (4)  Bonds of Series D                  -- Principal Amount $50,000,000,
                              (5)  Bonds of Series E                  -- Principal Amount $15,000,000,
                              (6)  Bonds of Series F                  -- Principal Amount $49,000,000,
                              (7)  Bonds of Series G                  -- Principal Amount $35,000,000,
                              (8)  Bonds of Series H                  -- Principal Amount $50,000,000,
                              (9)  Bonds of Series I                  -- Principal Amount $60,000,000,
                             (10)  Bonds of Series J                  -- Principal Amount $35,000,000,
                             (11)  Bonds of Series K                  -- Principal Amount $40,000,000,
                             (12)  Bonds of Series L                  -- Principal Amount $24,000,000,

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                                        2

        (13)  Bonds of Series M                            -- Principal Amount $40,000,000,
        (14)  Bonds of Series N                            -- Principal Amount $40,000,000,
        (15)  Bonds of Series O                            -- Principal Amount $60,000,000,
        (16)  Bonds of Series P                            -- Principal Amount $70,000,000,
        (17)  Bonds of Series Q                            -- Principal Amount $40,000,000,
        (18)  Bonds of Series W                            -- Principal Amount $50,000,000,
        (19)  Bonds of Series AA                           -- Principal Amount $100,000,000,
        (20)  Bonds of Series BB                           -- Principal Amount $50,000,000,
        (21)  Bonds of Series CC                           -- Principal Amount $50,000,000,
        (22)  Bonds of Series UU                           -- Principal Amount $100,000,000,
     (23-31)  Bonds of Series DDP Nos. 1-9                 -- Principal Amount $14,305,000,
     (32-45)  Bonds of Series FFR Nos. 1-14                -- Principal Amount $45,600,000,
     (46-67)  Bonds of Series GGP Nos. 1-22                -- Principal Amount $42,300,000,
        (68)  Bonds of Series HH                           -- Principal Amount $50,000,000,
     (69-90)  Bonds of Series IIP Nos. 1-22                -- Principal Amount $3,750,000,
     (91-98)  Bonds of Series JJP Nos. 1-8                 -- Principal Amount $6,850,000,
    (99-106)  Bonds of Series KKP Nos. 1-8                 -- Principal Amount $14,890,000,
   (107-121)  Bonds of Series LLP Nos. 1-15                -- Principal Amount $8,850,000,
   (122-142)  Bonds of Series NNP Nos. 1-21                -- Principal Amount $47,950,000,
   (143-160)  Bonds of Series OOP Nos. 1-18                -- Principal Amount $18,880,000,
   (161-177)  Bonds of Series QQP Nos. 1-17                -- Principal Amount $12,780,000,
   (178-192)  Bonds of Series TTP Nos. 1-15                -- Principal Amount $3,800,000,
       (193)  Bonds of 1980 Series A                       -- Principal Amount $50,000,000,
   (194-218)  Bonds of 1980 Series CP Nos. 1-25            -- Principal Amount $35,000,000,
   (219-229)  Bonds of 1980 Series DP Nos. 1-11            -- Principal Amount $10,750,000,
   (230-243)  Bonds of 1981 Series AP Nos. 1-14            -- Principal Amount $59,000,000,
       (244)  Bonds of 1985 Series A                       -- Principal Amount $35,000,000,
       (245)  Bonds of 1985 Series B                       -- Principal Amount $50,000,000,
       (246)  Bonds of Series PP                           -- Principal Amount $70,000,000,
       (247)  Bonds of Series RR                           -- Principal Amount $70,000,000,
       (248)  Bonds of Series EE                           -- Principal Amount $50,000,000,
   (249-250)  Bonds of Series MMP and MMP No. 2            -- Principal Amount $5,430,000,
       (251)  Bonds of Series T                            -- Principal Amount $75,000,000,
       (252)  Bonds of Series U                            -- Principal Amount $75,000,000,
       (253)  Bonds of 1986 Series B                       -- Principal Amount $100,000,000,
       (254)  Bonds of 1987 Series D                       -- Principal Amount $250,000,000,
       (255)  Bonds of 1987 Series E                       -- Principal Amount $150,000,000,


                        all of which have either been retired and cancelled, or no longer represent obligations of the Company, having been called for redemption and funds necessary to effect the payment, redemption and retirement thereof having been deposited with the Trustee as a special trust fund to be applied for such purpose;

                        (256) Bonds of Series R in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                        (257) Bonds of Series S in the principal amount of One hundred fifty million dollars ($150,000,000), all of which are outstanding at the date hereof;

                        (258) Bonds of Series V in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                        (259) Bonds of Series X in the principal amount of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;

                        (260) Bonds of Series Y in the principal amount of Sixty million dollars ($60,000,000), all of which are outstanding at the date hereof;

                        (261) Bonds of Series Z in the principal amount
                        of One hundred million dollars ($100,000,000), all of which are outstanding at the date hereof;
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                                        3
                        (262-267) Bonds of Series KKP Nos. 9-14 in the principal amount of One hundred ninety-three million two hundred ninety thousand dollars ($193,290,000), all of which are outstanding at the date hereof;

                        (268-269) Bonds of Series QQP Nos. 18-19 in the principal amount of Eight hundred seventy thousand dollars ($870,000), all of which are outstanding at the date hereof;

                        (270) Bonds of Series SS in the principal amount of One hundred fifty million dollars ($150,000,000), of which One hundred thirty million dollars ($130,000,000) principal amount have heretofore been retired and Twenty million dollars ($20,000,000) principal amount are outstanding at the date hereof;

                        (271) Bonds of 1980 Series B in the principal amount of One hundred million dollars ($100,000,000), of which Seventy-three million one hundred fifty thousand dollars ($73,150,000) principal amount have heretofore been retired and Twenty-six million eight hundred fifty thousand dollars ($26,850,000) principal amount are outstanding at the date hereof;

                        (272-273) Bonds of 1981 Series AP Nos. 15-16 in the principal amount of Sixty-five million dollars ($65,000,000), all of which are outstanding at the date hereof;

                        (274) Bonds of 1984 Series AP in the principal amount of Two million four hundred thousand dollars ($2,400,000), all of which are outstanding at the date hereof;

                        (275) Bonds of 1984 Series BP in the principal amount of Seven million seven hundred fifty thousand dollars ($7,750,000), all of which are outstanding at the date hereof;

                        (276) Bonds of 1986 Series A in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

                        (277) Bonds of 1986 Series C in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

                        (278) Bonds of 1987 Series A in the principal amount of Three hundred million dollars ($300,000,000), all of which are outstanding at the date hereof;

                        (279) Bonds of 1987 Series B in the principal amount of One hundred seventy-five million dollars
                        ($175,000,000), all of which are outstanding at the date hereof;

                        (280) Bonds of 1987 Series C in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;

                        (281) Bonds of 1987 Series F in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

                        (282) Bonds of 1989 Series A in the principal amount of Three hundred million dollars ($300,000,000), all of which are outstanding at the date hereof;

                        (283) Bonds of 1989 Series BP in the principal amount of Sixty-six million five hundred sixty-five thousand dollars ($66,565,000), all of which are outstanding at the date hereof;

                        (284) Bonds of 1990 Series A in the principal amount of One hundred ninety-four million six hundred forty-nine thousand dollars ($194,649,000) of which Eighteen million eight hundred thirty-seven thousand dollars ($18,837,000) principal amount have heretofore been retired and One hundred seventy-five million eight hundred twelve thousand dollars ($175,812,000) principal amount are outstanding at the date hereof;

                        (285) Bonds of 1990 Series B in the principal amount of Two hundred fifty-six million nine hundred thirty-two thousand dollars ($256,932,000) of which Twenty-eight million five hundred forty-eight thousand dollars ($28,548,000) principal amount have heretofore been retired and Two hundred twenty-eight million three hundred eighty-four thousand dollars ($228,384,000) principal amount are outstanding at the date hereof;

                        (286) Bonds of 1990 Series C in the principal amount of Eighty-five million four hundred seventy-five thousand dollars ($85,475,000) of which Ten million two hundred
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                                        4


               fifty-seven thousand dollars ($10,257,000) principal amount have heretofore been retired and Seventy-five million two hundred eighteen thousand dollars ($75,218,000) principal amount are outstanding at the date hereof;

               (287) Bonds of 1991 Series AP in the principal amount of Thirty-two million three hundred seventy-five thousand dollars ($32,375,000), all of which are outstanding at the date hereof;

               (288) Bonds of 1991 Series BP in the principal amount of Twenty-five million nine hundred ten thousand dollars ($25,910,000), all of which are outstanding at the date hereof;

               (289) Bonds of 1991 Series CP in the principal amount of Thirty-two million eight hundred thousand dollars
               ($32,800,000), all of which are outstanding at the date hereof;

               (290) Bonds of 1991 Series DP in the principal amount of Thirty-seven million six hundred thousand dollars
               ($37,600,000), all of which are outstanding at the date hereof;

               (291) Bonds of 1991 Series EP in the principal amount of Forty-one million four hundred eighty thousand dollars ($41,480,000), all of which are outstanding at the date hereof;

               (292) Bonds of 1991 Series FP in the principal amount of Ninety-eight million three hundred seventy-five thousand dollars ($98,375,000), all of which are outstanding at the date hereof;

               (293) Bonds of 1992 Series BP in the principal amount of Twenty million nine hundred seventy-five thousand dollars ($20,975,000), all of which are outstanding at the date hereof;

               (294) Bonds of 1992 Series AP in the principal amount of Sixty-six million dollars ($66,000,000), all of which are outstanding at the date hereof;

               (295) Bonds of 1992 Series D in the principal amount of Three hundred million dollars ($300,000,000), all of which are outstanding at the date hereof;

               (296) Bonds of 1992 Series CP in the principal amount of Thirty-five million dollars ($35,000,000), all of which are outstanding at the date hereof;

               (297) Bonds of 1992 Series E in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

               (298) Bonds of 1989 Series BP No. 2 in the principal amount of Thirty-six million dollars ($36,000,000), all of which are outstanding at the date hereof;

               (299) Bonds of 1993 Series C in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;

               (300) Bonds of 1993 Series B in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

               and, accordingly, of the bonds so issued, Four billion one hundred twenty-three million six hundred fifty-four thousand dollars ($4,123,654,000) principal amount are outstanding at the date hereof; and

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                                        5


REASON FOR           WHEREAS, the Company desires to replace corporate funds
CREATION OF         utilized for certain refundings and for this purpose desires
NEW SERIES.         to issue and sell new series of bonds to be issued under the
                    Indenture and to be authenticated and delivered pursuant to
                    Section 8 of Article III of the Indenture; and

BONDS TO BE          WHEREAS, the Company desires by this Supplemental Indenture
1993 SERIES D.      to create such new series of bonds, to be designated
                    "General and Refunding Mortgage Bonds, 1993 Series D"; and

FURTHER              WHEREAS, the Original Indenture, by its terms, includes in
ASSURANCE.          the property subject to the lien thereof all of the estates and properties, real, personal and mixed, rights, privileges and franchises of every nature and kind and wheresoever
                    situate, then or thereafter owned or possessed by or
                    belonging to the Company or to which it was then or at any time thereafter might be entitled in law or in equity
                    (saving and excepting, however, the property therein
                    specifically excepted or released from the lien thereof),
                    and the Company therein covenanted that it would, upon
                    reasonable request, execute and deliver such further
                    instruments as may be necessary or proper for the better
                    assuring and confirming unto the Trustee all or any part of the trust estate, whether then or thereafter owned or
                    acquired by the Company (saving and excepting, however,
                    property specifically excepted or released from the lien
                    thereof); and
AUTHORIZATION OF     WHEREAS, the Company in the exercise of the powers and
SUPPLEMENTAL        authority conferred upon and reserved to it under and by
INDENTURE.          virtue of the provisions of the Indenture, and pursuant to resolutions of its Board of Directors has duly resolved and determined to make, execute and deliver to the Trustee a
                    supplemental indenture in the form hereof for the purposes herein provided; and
                     WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid and legally binding
                    instrument in accordance with its terms have been done,
                    performed and fulfilled, and the execution and delivery
                    hereof have been in all respects duly authorized;
CONSIDERATION FOR    NOW, THEREFORE, THIS INDENTURE WITNESSETH: That The Detroit
SUPPLEMENTAL        Edison Company, in consideration of the premises and of the
INDENTURE.          covenants contained in the Indenture and of the sum of One
                    Dollar ($1.00) and other good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trusts under the Original
                    Indenture and in said indentures supplemental thereto as follows:

                                   PART I.
                       CREATION OF THREE HUNDRED FIFTH
                               SERIES OF BONDS.
                    GENERAL AND REFUNDING MORTGAGE BONDS,
                                1993 SERIES D

TERMS OF BONDS       SECTION 1. The Company hereby creates the Three hundred
OF 1993 SERIES D.   fifth series of bonds to be issued under and secured by the
                    Original Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bonds, 1993 Series D"
                    (elsewhere herein referred to as the "bonds of 1993 Series
                    D"). The aggregate principal amount of bonds of 1993 Series
                    D shall be limited to One hundred million dollars
                    ($100,000,000), except as provided in Sections 7 and 13 of
                    Article II of the Original Indenture with respect to exchanges and replacements of bonds.

                     The bonds of 1993 Series D shall mature on April 1, 1999
                    and shall be issued as registered bonds without coupons in minimum denominations of $150,000 and integral multiples of $1,000 in excess thereof, and shall bear interest, payable semi-annually on April 1 and October 1 of each year (commencing on October 1, 1993), at the rate of 6.45% (computed on the basis of a 360-day year having twelve 30-day months) until the principal shall have become due and payable, and thereafter until the Company's obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture. Except as otherwise specifically provided in this Supplemental Indenture, the principal of and interest on the bonds of 1993 Series D shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, The State of New York in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts. The interest on bonds of 1993 Series D, whether in temporary or definitive form, shall be payable without presentation of such bonds and (subject to the provisions of this Section 1) only to or upon the written order of the registered holders thereof.

                   Each bond of 1993 Series D shall be dated the date of
                  its authentication and interest shall be payable on the principal represented thereby from the April 1 or October 1 next preceding the date thereof to which interest has been paid on bonds of 1993 Series D, unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication, or unless the date of authentication is prior to October 1, 1993, in which case interest shall be payable from the date of authentication of the bond of 1993 Series D originally evidencing the debt represented thereby.
                   The bonds of 1993 Series D in definitive form shall be,
                  at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered 1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denomination of bonds of 1993 Series D). Until bonds of 1993 Series D in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 1993 Series D in temporary form, as provided in Section 10 of
                  Article II of the Indenture. Temporary bonds of 1993 Series D, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 1993 Series D, but without a recital of redemption prices and with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                   Interest on any bond of 1993 Series D which is payable
                  on any interest payment date and is punctually paid or duly provided for shall be paid to the person in whose name that bond, or any previous bond to the extent evidencing the same debt as that evidenced by that bond, is registered at the close of business on the regular record date for such interest, which regular record date shall be the fifteenth day of March or September as the case may be (whether or not a business day) next preceding such interest payment date. If the Company shall default in the payment of the interest due on any interest payment date on the principal represented by any bond of 1993 Series D, such defaulted interest shall forthwith cease to be payable to the registered holder of that bond on the relevant regular record date by virtue of his having been such holder, and such defaulted interest may be paid to the registered holder of that bond (or any bond or bonds of 1993 Series D issued upon transfer or exchange thereof) on the date of payment of such defaulted interest or, at the election of the Company, to the person in whose name that bond (or any bond or bonds of 1993 Series D issued upon transfer or exchange thereof) is registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of bonds of 1993 Series D not less than ten (10) days preceding such subsequent record date, which subsequent record date shall be at least five (5) days prior to the payment date of such defaulted interest.

OPTIONAL           SECTION 2. The bonds of 1993 Series D shall be redeemable,
REDEMPTION OF     in whole or in part, prior to stated maturity, at the
BONDS OF 1993     election of the Company on any date prior to maturity, at a
SERIES D.         redemption price equal to the principal amount to be redeemed plus accrued interest, if any, to the date of redemption plus the Make-Whole Amount.

                   "Make-Whole Amount" means, in connection with any optional redemption of the bonds of 1993 Series D, the amount (but not less than zero) equal to the excess, if any, of
                   A. the sum of the Present Values (as hereinafter defined)
                  of (1) the principal amount being prepaid (assuming the principal being redeemed is payable upon maturity) and (2) the amount of interest which would have been payable on each interest payment date on the amount of such principal being prepaid (assuming the principal balance payable upon maturity and interest payments are paid when due), over
                   B. the principal amount being prepaid.

                  For purposes of this definition, "Present Value" shall be determined in accordance with generally accepted financial practice by discounting on a semiannual basis to the date of such prepayment at a discount rate equal to the applicable Treasury Yield, and the "Treasury Yield" for such purpose shall be determined as of 10:00 A.M. New York City time on the fifth business day prior to the date of such prepayment by reference to the yields of those actively traded "On the Run" United States Treasury securities having a maturity equal to the then-remaining maturity of the bonds of 1993 Series D being prepaid, provided that if such maturity is not equal to the maturity of an actively traded "On The Run" United States Treasury security, such yield shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) imputed from the yields of those actively traded "On The Run" United States Treasury securities having maturities closest, before and after, to such remaining maturity as reported by the Telerate Access Service page 8003, or the equivalent pages provided by Telerate Systems Incorporated (or if such data for any reason ceases to be available through such Telerate Access Service, any publicly available source of similar market data). For purposes hereof, "On The Run" United States Treasury securities refers to those United States Treasury securities of the appropriate maturity which are most recently auctioned prior to the fifth business day preceding the date of prepayment. The Make-Whole Amount shall be determined by the Company. The Company shall promptly furnish the holders of the bonds of 1993 Series D with its calculation of the Make-Whole Amount. A holder of the bonds of 1993 Series D shall promptly advise the Trustee if it disputes the Company's calculation of the Make-Whole Amount; and in such event, the Trustee shall conclusively determine the appropriate Make-Whole Amount in accordance with the terms hereof.

                   The bonds of 1993 Series D shall be redeemable as
                  aforesaid, except as otherwise provided herein, and as specified in Article IV of the Indenture upon giving notice of such redemption by first class mail, postage prepaid, by or on behalf of the Company at least thirty (30) days, but not more than ninety (90) days, prior to the date fixed for redemption to the registered holders of bonds of 1993 Series D so called for redemption at their last respective addresses appearing on the register thereof, but failure to mail such notice to the registered holders of any bonds of 1993 Series D designated for redemption shall not affect the validity of any such redemption of any other bonds of such series. Interest shall cease to accrue on any bonds of 1993 Series D so called for redemption from and after the date fixed for redemption if payment sufficient to redeem the bonds of 1993 Series D designated for redemption has been duly provided for.

                   If the giving of the notice of redemption shall have
                  been completed, or if provision satisfactory to the Trustee for the giving of such notice shall have been made, and if the Company shall have deposited with the Trustee in trust funds (which are available for payment to the holders of the bonds of 1993 Series D so to be redeemed) sufficient to redeem bonds of 1993 Series D in whole, on the date fixed for redemption, then all obligations of the Company in respect of such bonds so to be redeemed and interest due or to become due thereon shall cease and be discharged and the holders of such bonds of 1993 Series D shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or in respect of such bonds and interest.

                   The bonds of 1993 Series D shall not be entitled to or
                  subject to any sinking fund.

DIRECT             The Company may, subject to any provision of the Indenture
PAYMENTS.         which requires presentment of a bond upon the payment of the principal amount thereof in whole enter into a written agreement with any person who is or is to become the original holder, or an institutional investor holding at least
                  $500,000 aggregate principal amount, of any of the bonds of 1993 Series D providing for the making of all payments on account of such bonds of 1993 Series D prior to final maturity directly to or for the account of such holder in the manner specified in or pursuant to such agreement, if there shall be filed with the Trustee an original or conformed copy of such agreement.

EXCHANGE AND       At the option of the registered holder, any bonds of 1993
TRANSFER.         Series D, upon surrender thereof for cancellation at the
                  office or agency of the Company in the Borough of Manhattan, The City of New York, The State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney, shall be exchangeable for a like aggregate principal amount of bonds of 1993 Series D of other authorized denominations, upon the terms and conditions specified herein and in Section
                  7 of Article II of the Indenture. Bonds of 1993 Series D shall be transferable at the office or agency of the Company in the Borough of Manhattan, The City of New York, The State of New
                  York. The Company waives its rights under Section 7 of
                  Article II of the Indenture not to make exchanges or transfers of bonds of 1993 Series D during any period of ten (10) days next preceding any interest payment date for such bonds.

                   The Trustee agrees that an indemnity agreement in favor
                  of the Company and the Trustee of any original holder of a bond of 1993 Series D, or of any institutional investor holding at least $500,000 unpaid principal amount of outstanding bonds of 1993 Series D, shall constitute sufficient indemnity (and security shall not be required) for the purposes of Section 13 of Article II of the Indenture in any case of destruction, loss, theft or mutilation of any such bonds of 1993 Series D.

                   Bonds of 1993 Series D, in definitive and temporary
                  form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or with the rules or regulations of any stock exchange or to conform to usage with respect thereto.

                   Notwithstanding the foregoing provisions in this Section
                  2, the Company shall not be required to make any transfers or exchanges of bonds of 1993 Series D for a period of fifteen
                  (15) days next preceding any mailing of notice of redemption, and the Company shall not be required to make transfers or exchanges of the principal amount (or any portion thereof) of any bonds of 1993 Series D so called or designated for redemption.

CONSENT.           SECTION 3. The holders of the bonds of 1993 Series D, by
                  their acceptance of and holding thereof, consent and agree that bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consent to the deletion from the first paragraph of Section 5 of Article II of the Indenture of the phrase "but in no event later than October 1, 2024". Such holders further agree that (a) such consent shall, for all purposes of Article XV of the Indenture and without further action on the part of such holders, be deemed the affirmative vote of such holders at any meeting called pursuant to said Article XV for the purpose of approving such deletion, and (b) such deletion shall become effective at such time as not less than eighty-five per cent (85%) in principal amount of bonds outstanding under the Indenture shall have consented thereto substantially in the manner set forth in this Section 3, or in writing, or by affirmative vote cast at a meeting called pursuant to said
                  Article XV, or by any combination thereof.

FORM OF           SECTION 4. The bonds of 1993 Series D and the form of
BONDS OF          Trustee's Certificate to be endorsed on such bonds shall be
1993 SERIES D.    substantially in the following forms, respectively:

                                [FORM OF BOND]
                          THE DETROIT EDISON COMPANY
                      GENERAL AND REFUNDING MORTGAGE BOND
                    1993 Series D, 6.45% due April 1, 1999

                  $ ________                                      No. ________
                   Unless and until this Bond is exchanged in whole or in
                  part for certified Bonds registered in the names of the various beneficial holders hereof as then certified to the Trustee by The Depository Trust Company or its successor (the "Depositary"), this Bond may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of the Depositary to the issuer or its agent for registration of transfer, exchange or payment, and any certificate to be issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depositary and any amount payable thereunder is made payable to Cede & Co. or such other name, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

                   This Bond may be exchanged for certificated Bonds
                  registered in the names of the various beneficial owners hereof only if (a) the Depositary is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the issuer within 90 days, or (b) the issuer, the Trustee and the Depositary consent to such exchange.

                   THE DETROIT EDISON COMPANY (herein called the "Company"
                  or the "issuer"), a corporation of the State of Michigan, for value received, hereby promises to pay to or registered assigns, at its office or agency in the Borough of Manhattan, The City and State of New York, the principal
                  sum of           in lawful money of the United States of
                  America on the first day of April, 1999, and to pay interest thereon at the rate specified in the title hereof, at such office or agency, in like lawful money, from the date hereof, and after the first interest payment on bonds of this Series has been made or otherwise provided for, from the most recent date to which such interest has been paid, semi-annually on the first day of April and October in each year (commencing on October 1, 1993), to the person in whose name this bond is registered at the close of business on the fifteenth day of the preceding March or September (subject to certain exceptions provided in the Indenture hereinafter mentioned), until the Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in such Indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture pursuant to which this bond has been issued.

                   This bond shall not be valid or become obligatory for
                  any purpose until Bankers Trust Company, the Trustee under the Indenture hereinafter mentioned on the reverse hereof, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                   This bond is one of an authorized issue of bonds of the
                  Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of said bonds known as General and Refunding Mortgage Bonds, 1993 Series D (elsewhere herein referred to as the "bonds of 1993 Series D"), limited to an aggregate principal amount of $100,000,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of
                  Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to Bankers
                  Trust Company, a corporation of the State of New York, as Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of March 15, 1993) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of March 15, 1993, are hereinafter collectively called the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in principal amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in principal amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of, or the interest on, this bond, which in those respects is unconditional.

                   The holder of this bond of 1993 Series D hereby
                  consents that the Company may, but shall not be obligated to, fix a record date for the purpose of determining the holders of bonds of this series entitled to consent to any amendment, supplement or waiver. If a record date is fixed, those persons who were holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such persons continue to be holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

                   The holders of the bonds of 1993 Series D, by their
                  acceptance of and holding thereof, consent and agree that bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consent to the deletion from the first paragraph of Section 5 of Article II of the Indenture of the phrase "but in no event later than October 1, 2024,". Such holders further agree that (a) such consent shall, for all purposes of Article XV of the Indenture and without further action on the part of such holders, be deemed the affirmative vote of such holders at any meeting called pursuant to said Article XV for the purpose of approving such deletion, and (b) such deletion shall become effective at such time as not less than eighty-five per cent (85%) in principal amount of bonds outstanding under the Indenture shall have consented thereto substantially in the manner set forth in Section 3 of Part I of the Supplemental Indenture dated as of March 15, 1993, or in writing, or by affirmative vote cast at a meeting called pursuant to said Article XV, or by any combination thereof.

                   This bond is redeemable prior to stated maturity, in whole or in part, at the election of the Company on any date prior to maturity, at a redemption price equal to the principal amount to be redeemed plus accrued interest, if any, to the date of redemption plus the Make-Whole Amount.

                         "Make-Whole Amount" means, in connection with any optional redemption of the bonds of 1993
                         Series D, the amount (but not less than zero) equal to the excess, if any, of
                         A. the sum of the Present Values (as hereinafter defined) of (1) the principal amount being prepaid (assuming the principal being redeemed is payable upon maturity) and (2) the amount of interest which would have been payable on each interest payment date on the amount of such principal being prepaid (assuming the principal balance payable upon maturity and interest payments are paid when due), over
                         B. the principal amount being prepaid.
                         For purposes of this definition, "Present Value" shall be determined in accordance with generally accepted financial practice by discounting on a semiannual basis to the date of such prepayment at a discount rate equal to the applicable Treasury Yield and the "Treasury Yield"
                         for such purpose shall be determined as of 10:00 A.M. New York City time on the fifth business day prior to the date of such prepayment by reference to the yields of those actively traded "On
                         The Run" United States Treasury securities having a maturity equal to the then-remaining maturity of the bonds of 1993 Series D being prepaid, provided that if such maturity is not equal to the maturity of an actively traded "On The Run" United States Treasury security, such yield shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) imputed from the yields of those actively traded "On The Run" United States Treasury securities having maturities closest, before and after, to such remaining maturity as reported by the Telerate Access Service page 8003, or the equivalent pages provided by Telerate Systems
                         Incorporated (or if such data for any reason ceases to be available through such Telerate Access
                         Service, any publicly available source of similar market data). For purposes hereof, "On The
                         Run" United States Treasury securities refers to those United States Treasury securities of the appropriate maturity which are most recently auctioned prior to the fifth business day preceding the date of prepayment. The Make-Whole Amount shall be determined by the Company. The Company shall promptly furnish the holder of this bond of 1993 Series D with its calculation of the
                         Make-Whole Amount. The holder of this bond of 1993 Series D shall promptly advise the Trustee if it disputes the Company's calculation of the Make-Whole Amount, and in such event, the Trustee shall conclusively determine the appropriate Make-Whole Amount in accordance with the terms hereof.
                         This bond is redeemable as aforesaid, except as otherwise provided herein, and as specified in
                         Article IV of the Indenture upon giving notice of such redemption by first class mail, postage prepaid, by or on behalf of the Company at least thirty (30) days, but not more than ninety (90)
                         days, prior to the date fixed for redemption to the registered holders of bonds of 1993 Series D so called for redemption at their last respective addresses appearing on the register thereof, but failure to mail such notice to the registered holders of any bonds of 1993 Series D designated for redemption shall not affect the validity of any such redemption of any other bonds of such series. Interest shall cease to accrue on any bonds of 1993 Series D so called for redemption from and after the date fixed for redemption if payment sufficient to redeem the bonds of 1993 Series D designated for redemption has been duly provided for.
                         If the giving of the notice of redemption shall have been completed, or if provision satisfactory to the Trustee for the giving of such notice shall have been made, and if the
                         Company shall have deposited with the Trustee in trust funds (which shall have become available for payment to the holders of the bonds of 1993 Series D so to be redeemed) sufficient to redeem bonds of 1993 Series D in whole, on the date fixed for redemption, then all obligations of the
                         Company in respect of such bonds so to be redeemed and interest due or to become due thereon shall cease and be discharged and the holders of such bonds of 1993 Series D shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or in respect of such bonds and interest.

                         Under the Indenture, funds may be deposited with the Trustee (which are available for payment), in advance of the redemption date of any of the bonds of 1993 Series D, in trust for the redemption of such bonds and the interest due or to become due thereon to the redemption date, and thereupon all obligations of the Company in respect of such bonds so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the
                         Indenture or with respect to such bonds and interest.
                         The bonds of 1993 Series D, including this bond, shall not be entitled or subject to a sinking fund.
                         In case an event of default, as defined in the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions, provided in the Indenture.
                         This bond is transferable by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, The City and State of New York, upon surrender and cancellation of this bond, and, thereupon, a new registered bond or bonds of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee or transferees in exchange herefor, and this bond with others of like form may in like manner be exchanged for one or more new registered bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the
                         Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.
                         No recourse shall be had for the payment of the principal of, or the interest on, this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.
                         IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused this instrument to be executed on its behalf by its Chairman of the Board and its Vice President and Treasurer, with their manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Corporate Secretary or an Assistant
                         Corporate Secretary by manual or facsimile signature.

                 DATED:                         THE DETROIT EDISON COMPANY

                                                By
                                                 Chairman of the Board

                 [SEAL]                          Vice President and Treasurer

                 Attest:

                 -----------------------------------------------
                   Corporate Secretary

                                       [FORM OF TRUSTEE'S CERTIFICATE]
FORM OF                  This bond is one of the bonds, of the series designated
TRUSTEE'S                therein, described in the within-mentioned Indenture.
CERTIFICATE.

                                               BANKERS TRUST COMPANY,
                                                                      as Trustee

                                               By ..............................
                                                  Authorized Officer

                         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

                         ------------------------------------------------------------
                         (please insert social security or other identifying number of assignee)

                         ------------------------------------------------------------

                         ------------------------------------------------------------
                         (please print or type name and address of assignee)

                         the within bond of THE DETROIT EDISON COMPANY and does hereby irrevocably constitute and appoint

                         ------------------------------------------------------------

                         ------------------------------------------------------------

                         Attorney, to transfer said bond on the books of the
                         within-mentioned Company, with full power of substitution in the premises.

                         Dated:

                         ------------------------------------------------

                         Notice: The signature to this assignment must correspond
                         with the name as written upon the face of the bond in every particular without alteration or enlargement or any change whatsoever.
                           PART II.
                         RECORDING AND FILING DATA

RECORDING AND                The Original Indenture and indentures supplemental
FILING OF ORIGINAL       thereto have been recorded and/or filed and Certificates of
INDENTURE.               Provision for Payment have been recorded as hereinafter set forth.
                             The Original Indenture has been recorded as a real
                         estate mortgage and filed as a chattel mortgage in the
                         offices of the respective Registers of Deeds of certain
                         counties in the State of Michigan as set forth in the
                         Supplemental Indenture dated as of September 1, 1947, has
                         been recorded as a real estate mortgage in the office of the
                         Register of Deeds of Genesee County, Michigan as set forth in the Supplemental Indenture dated as of May 1, 1974, has been filed in the Office of the Secretary of State of
                         Michigan on November 16, 1951 and has been filed and
                         recorded in the office of the Interstate Commerce Commission on December 8, 1969.

                                       15

RECORDING AND                Pursuant to the terms and provisions of the Original
FILING OF                Indenture, indentures supplemental thereto heretofore
SUPPLEMENTAL             entered into have been recorded as a real estate mortgage
INDENTURES.              and/or filed as a chattel mortgage or as a financing
                         statement in the offices of the respective Registers of
                         Deeds of certain counties in the State of Michigan, the
                         Office of the Secretary of State of Michigan and the Office
                         of the Interstate Commerce Commission, as set forth in
                         supplemental indentures as follows:

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        June 1, 1925(a)(b)................  Series B Bonds                February 1, 1940
                        August 1, 1927(a)(b)..............  Series C Bonds                February 1, 1940
                        February 1, 1931(a)(b)............  Series D Bonds                February 1, 1940
                        June 1, 1931(a)(b)................  Subject Properties            February 1, 1940
                        October 1, 1932(a)(b).............  Series E Bonds                February 1, 1940
                        September 25, 1935(a)(b)..........  Series F Bonds                February 1, 1940
                        September 1, 1936(a)(b)...........  Series G Bonds                February 1, 1940
                        November 1, 1936(a)(b)............  Subject Properties            February 1, 1940
                        February 1, 1940(a)(b)............  Subject Properties            September 1, 1947
                        December 1, 1940(a)(b)............  Series H Bonds and            September 1, 1947
                                                              Additional Provisions
                        September 1, 1947(a)(b)(c)........  Series I Bonds,               November 15, 1951
                                                              Subject Properties and
                                                              Additional Provisions
                        March 1, 1950(a)(b)(c)............  Series J Bonds                November 15, 1951
                                                              and Additional Provisions
                        November 15, 1951(a)(b)(c)........  Series K Bonds                January 15, 1953
                                                              Additional Provisions and
                                                              Subject Properties
                        January 15, 1953(a)(b)............  Series L Bonds                May 1, 1953
                        May 1, 1953(a)....................  Series M Bonds                March 15, 1954
                                                              and Subject Properties
                        March 15, 1954(a)(c)..............  Series N Bonds                May 15, 1955
                                                              and Subject Properties
                        May 15, 1955(a)(c)................  Series O Bonds                August 15, 1957
                                                              and Subject Properties
                        August 15, 1957(a)(c).............  Series P Bonds                June 1, 1959
                                                              Additional Provisions and
                                                              Subject Properties
                        June 1, 1959(a)(c)................  Series Q Bonds                December 1, 1966
                                                              and Subject Properties
                        December 1, 1966(a)(c)............  Series R Bonds                October 1, 1968
                                                              Additional Provisions and
                                                              Subject Properties
                        October 1, 1968(a)(c).............  Series S Bonds                December 1, 1969
                                                              and Subject Properties
                        December 1, 1969(a)(c)............  Series T Bonds                July 1, 1970
                                                              and Subject Properties
                        July 1, 1970(c)...................  Series U Bonds                December 15, 1970
                                                              and Subject Properties
                        December 15, 1970(c)..............  Series V and                  June 15, 1971
                                                              Series W Bonds
                        June 15, 1971(c)..................  Series X Bonds                November 15, 1971
                                                              and Subject Properties
                        November 15, 1971(c)..............  Series Y Bonds                January 15, 1973
                                                              and Subject Properties
                        January 15, 1973(c)...............  Series Z Bonds                May 1, 1974
                                                              and Subject Properties
                        May 1, 1974.......................  Series AA Bonds               October 1, 1974
                                                              and Subject Properties

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        October 1, 1974...................  Series BB Bonds               January 15, 1975
                                                              and Subject Properties
                        January 15, 1975..................  Series CC Bonds               November 1, 1975
                                                              and Subject Properties
                        November 1, 1975..................  Series DDP Nos. 1-9 Bonds     December 15, 1975
                                                              and Subject Properties
                        December 15, 1975.................  Series EE Bonds               February 1, 1976
                                                              and Subject Properties
                        February 1, 1976..................  Series FFR Nos. 1-13 Bonds    June 15, 1976
                        June 15, 1976.....................  Series GGP Nos. 1-7 Bonds     July 15, 1976
                                                              and Subject Properties
                        July 15, 1976.....................  Series HH Bonds               February 15, 1977
                                                              and Subject Properties
                        February 15, 1977.................  Series MMP Bonds and Subject  March 1, 1977
                                                              Properties
                        March 1, 1977.....................  Series IIP Nos. 1-7 Bonds,    June 15, 1977
                                                              Series JJP Nos. 1-7 Bonds,
                                                              Series KKP Nos. 1-7 Bonds
                                                              and Series LLP Nos. 1-7
                                                              Bonds
                        June 15, 1977.....................  Series FFR No. 14 Bonds and   July 1, 1977
                                                              Subject Properties
                        July 1, 1977......................  Series NNP Nos. 1-7 Bonds     October 1, 1977
                                                              and Subject Properties
                        October 1, 1977...................  Series GGP Nos. 8-22 Bonds    June 1, 1978
                                                              and Series OOP Nos. 1-17
                                                              Bonds and Subject
                                                              Properties
                        June 1, 1978......................  Series PP Bonds,              October 15, 1978
                                                              Series QQP Nos. 1-9 Bonds
                                                              and Subject Properties
                        October 15, 1978..................  Series RR Bonds               March 15, 1979
                                                              and Subject Properties
                        March 15, 1979....................  Series SS Bonds               July 1, 1979
                                                              and Subject Properties
                        July 1, 1979......................  Series IIP Nos. 8-22 Bonds,   September 1, 1979
                                                              Series NNP Nos. 8-21 Bonds
                                                              and Series TTP Nos. 1-15
                                                              Bonds and Subject
                                                              Properties
                        September 1, 1979.................  Series JJP No. 8 Bonds,       September 15, 1979
                                                              Series KKP No. 8 Bonds,
                                                              Series LLP Nos. 8-15
                                                              Bonds, Series MMP No. 2
                                                              Bonds and Series OOP No.
                                                              18 Bonds and Subject
                                                              Properties
                        September 15, 1979................  Series UU Bonds               January 1, 1980
                        January 1, 1980...................  1980 Series A Bonds and       April 1, 1980
                                                              Subject Properties

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        April 1, 1980.....................  1980 Series B Bonds           August 15, 1980
                        August 15, 1980...................  Series QQP Nos. 10-19 Bonds,  August 1, 1981
                                                              1980 Series CP Nos. 1-12
                                                              Bonds and 1980 Series DP
                                                              No. 1-11 Bonds and Subject
                                                              Properties
                        August 1, 1981....................  1980 Series CP Nos. 13-25     November 1, 1981
                                                              Bonds and Subject
                                                              Properties
                        November 1, 1981..................  1981 Series AP Nos. 1-12      June 30, 1982
                                                              Bonds
                        June 30, 1982.....................  Article XIV Reconfirmation    August 15, 1982
                        August 15, 1982...................  1981 Series AP Nos. 13-14     June 1, 1983
                                                              and Subject Properties
                        June 1, 1983......................  1981 Series AP Nos. 15-16     October 1, 1984
                                                              and Subject Properties
                        October 1, 1984...................  1984 Series AP and 1984       May 1, 1985
                                                              Series BP Bonds and
                                                              Subject Properties
                        May 1, 1985.......................  1985 Series A Bonds           May 15, 1985
                        May 15, 1985......................  1985 Series B Bonds and       October 15, 1985
                                                              Subject Properties
                        October 15, 1985..................  Series KKP No. 9 Bonds and    April 1, 1986
                                                              Subject Properties
                        April 1, 1986.....................  1986 Series A and Subject     August 15, 1986
                                                              Properties
                        August 15, 1986...................  1986 Series B and Subject     November 30, 1986
                                                              Properties
                        November 30, 1986.................  1986 Series C                 January 31, 1987
                        January 31, 1987..................  1987 Series A                 April 1, 1987
                        April 1, 1987.....................  1987 Series B and 1987        August 15, 1987
                                                              Series C
                        August 15, 1987...................  1987 Series D and 1987        November 30, 1987
                                                              Series E and Subject
                                                              Properties
                        November 30, 1987.................  1987 Series F                 June 15, 1989
                        June 15, 1989.....................  1989 Series A                 July 15, 1989
                        July 15, 1989.....................  Series KKP No. 10             December 1, 1989
                        December 1, 1989..................  Series KKP No. 11 and 1989    February 15, 1990
                                                              Series BP
                        February 15, 1990.................  1990 Series A, 1990 Series    November 1, 1990
                                                              B, 1990 Series C, 1990
                                                              Series D, 1990 Series E
                                                              and 1990 Series F
                        November 1, 1990..................  Series KKP No. 12             April 1, 1991
                        April 1, 1991.....................  1991 Series AP                May 1, 1991
                        May 1, 1991.......................  1991 Series BP and 1991       May 15, 1991
                                                              Series CP
                        May 15, 1991......................  1991 Series DP                September 1, 1991
                        September 1, 1991.................  1991 Series EP                November 1, 1991
                        November 1, 1991..................  1991 Series FP                January 15, 1992
                        January 15, 1992..................  1992 Series BP                February 29, 1992 and
                                                                                          April 15, 1992

                                                                                             RECORDED AND/OR
                                                                                          FILED AS SET FORTH IN
                                   SUPPLEMENTAL                      PURPOSE OF               SUPPLEMENTAL
                                    INDENTURE                       SUPPLEMENTAL                INDENTURE
                                   DATED AS OF                       INDENTURE                DATED AS OF:
                                   ------------                     ------------          ---------------------
                        February 29, 1992.................  1992 Series AP                April 15, 1992
                        April 15, 1992....................  Series KKP No. 13             July 15, 1992
                        July 15, 1992.....................  1992 Series CP                November 30, 1992
                        July 31, 1992.....................  1992 Series D                 November 30, 1992
                        November 30, 1992.................  1992 Series E and             March 15, 1993
                                                              1993 Series B
                        December 15, 1992.................  Series KKP No. 14 and 1989    March 15, 1992
                                                              Series BP No. 2

                 ------------------------------------------
                 (a) See Supplemental Indenture dated as of July 1, 1970 for
                     Interstate Commerce Commission filing and recordation information.

                 (b) See Supplemental Indenture dated as of May 1, 1953 for
                     Secretary of State of Michigan filing information.

                 (c) See Supplemental Indenture dated as of May 1, 1974 for
                     County of Genesee, Michigan recording and filing information.

                   Pursuant to the terms and provisions of the Original
                 Indenture, a Supplemental Indenture dated as of November 30, 1992 providing for the terms of bonds to be issued thereunder of 1992 Series E and 1993 Series B has heretofore been entered into between the Company and the Trustee and has been filed in the Office of the Secretary of State of Michigan as a financing statement on December 21, 1992 (Filing No. 26422B), has been filed and recorded in the Office of the Interstate Commerce Commission (Recordation No. 5485-CCCC) on December 21, 1992, and has been recorded as a real estate mortgage in the offices of the respective Register of Deeds of certain counties in the State of Michigan, as follows:

                                                                                LIBER OF
                                                                                MORTGAGES
                                                                                OR COUNTY
                                    COUNTY                     RECORDED          RECORDS       PAGE
                                    ------                     --------         ---------      ----
                        Genessee.......................    December 21, 1992       2827       550-583
                        Huron..........................    December 21, 1992        591       73-106
                        Ingham.........................    December 21, 1992       2023       196-229
                        Lapeer.........................    December 21, 1992        784       283-316
                        Lenawee........................    December 21, 1992       1233       430-463
                        Livingston.....................    December 21, 1992       1645      0605-0638
                        Macomb.........................    December 21, 1992       5691       814-847
                        Mason..........................    December 21, 1992        423       708-741
                        Monroe.........................    December 21, 1992       1271      0274-0307
                        Oakland........................    December 21, 1992      13200       139-172
                        Sanilac........................    December 21, 1992        436       667-700
                        St. Clair......................    December 21, 1992       1078       431-464
                        Tuscola........................    December 21, 1992        634      1350-1383
                        Washtenaw......................    December 21, 1992       2727       001-034
                        Wayne..........................    December 21, 1992      26243       174-207

                   Pursuant to the terms and provisions of the Original
                 Indenture, a Supplemental Indenture dated as of December 15, 1992 providing for the terms of bonds to be issued thereunder of Series KKP No. 14 and 1989 Series BP No. 2 has heretofore been entered into between the Company and the Trustee and has been filed in the Office of the Secretary of State of Michigan as a financing statement on December 21, 1992 (Filing No. 26423B), has been filed and recorded in the Office of the Interstate Commerce Commission (Recordation No. 5485-BBBB) on December 21, 1992, and has been recorded as a real estate mortgage in the offices of the respective Register of Deeds of certain counties in the State of Michigan, as follows:

                                                                                LIBER OF
                                                                                MORTGAGES
                                                                                OR COUNTY
                                    COUNTY                     RECORDED          RECORDS       PAGE
                                    ------                     --------         ---------      ----
                        Genessee.......................    December 21, 1992       2827       584-613
                        Huron..........................    December 21, 1992        591       107-136
                        Ingham.........................    December 21, 1992       2023       230-259
                        Lapeer.........................    December 21, 1992        784       317-346
                        Lenawee........................    December 21, 1992       1233       464-493
                        Livingston.....................    December 21, 1992       1645      0639-0668
                        Macomb.........................    December 21, 1992       5691       848-877
                        Mason..........................    December 21, 1992        423       742-771
                        Monroe.........................    December 21, 1992       1271      0308-0337
                        Oakland........................    December 21, 1992      13200       173-202
                        Sanilac........................    December 21, 1992        436       701-730
                        St. Clair......................    December 21, 1992       1078       465-494
                        Tuscola........................    December 21, 1992        634      1384-1413
                        Washtenaw......................    December 21, 1992       2727       035-064
                        Wayne..........................    December 21, 1992      26243       208-237

RECORDING OF                 All the bonds of Series A which were issued under the
CERTIFICATES             Original Indenture dated as of October 1, 1924, and of
OF PROVISION             Series B, C, D, E, F, G, H, I, J, K, L, M, N, O, P, Q, T, U,
FOR PAYMENT.             W, AA, BB, CC, DDP Nos. 1-9, FFR Nos. 1-14, GGP Nos. 1-22,
                         HH, IIP Nos. 1-22, JJP Nos. 1-8, KKP Nos. 1-8, LLP Nos.
                         1-15, NNP Nos. 1-21, OOP Nos. 1-18, QQP Nos. 1-17, TTP Nos.
                         1-15, UU, 1980 Series A, 1980 Series CP Nos. 1-25, 1980
                         Series DP Nos. 1-11, 1981 Series AP Nos. 1-14, 1985 Series
                         A, 1985 Series B, PP, RR, EE, MMP, MMP No. 2, 1986 Series B,
                         1987 Series D, and 1987 Series E which were issued under
                         Supplemental Indentures dated as of, respectively, June 1,
                         1925, August 1, 1927, February 1, 1931, October 1, 1932,
                         September 25, 1935, September 1, 1936, December 1, 1940,
                         September 1, 1947, November 15, 1951, January 15, 1953, May
                         1, 1953, March 15, 1954, May 15, 1955, August 15, 1957, June
                         1, 1959, December 1, 1969, July 1, 1970, December 15, 1970,
                         May 1, 1974, October 1, 1974, January 15, 1975, November 1,
                         1975, February 1, 1976, June 15, 1976, July 15, 1976,
                         October 1, 1977, March 1, 1977, July 1, 1979, March 1, 1977,
                         March 1, 1977, March 1, 1977, September 1, 1979, July 1,
                         1977, July 1, 1979, September 15, 1979, October 1, 1977,
                         June 1, 1978, October 1, 1977, July 1, 1979, January 1,
                         1980, August 15, 1980, November 1, 1981, May 1, 1985, May
                         15, 1985, June 1, 1978, October 15, 1978, December 15, 1975,
                         February 15, 1977, September 1, 1979, August 15, 1986 and
                         August 15, 1987 have matured or have been called for
                         redemption and funds sufficient for such payment or
                         redemption have been irrevocably deposited with the Trustee for that purpose; and Certificates of Provision for Payment have been recorded in the offices of the respective
                         Registers of Deeds of certain counties in the State of
                         Michigan, with respect to all bonds of Series A, B, C, D, E,
                         F, G, H, K, L, M, O, W, BB, CC, DDP Nos. 1 and 2, FFR Nos.
                         1-3, GGP Nos. 1 and 2, IIP No. 1, JJP No. 1, KKP No. 1, LLP
                         No. 1 and GGP No. 8.
                           PART III.
                           THE TRUSTEE.
TERMS AND                    The Trustee hereby accepts the trust hereby declared and
CONDITIONS OF            provided, and agrees to perform the same upon the terms and
ACCEPTANCE OF            conditions in the Original Indenture, as amended to date and
TRUST BY TRUSTEE.        as supplemented by this Supplemental Indenture, and in this
                         Supplemental Indenture set forth, and upon the following
                         terms and conditions:
                             The Trustee shall not be responsible in any manner
                         whatsoever for and in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals
                         contained herein, all of which recitals are made by the
                         Company solely.
                           PART IV.
                           MISCELLANEOUS.
CONFIRMATION OF              Except to the extent specifically provided therein, no
SECTION 318(C) OF        provision of this supplemental indenture or any future
TRUST INDENTURE          supplemental indenture is intended to modify, and the
ACT.                     parties do hereby adopt and confirm, the provisions of
                         Section 318(c) of the Trust Indenture Act which amend and
                         supercede provisions of the Indenture in effect prior to
                         November 15, 1990.
EXECUTION IN                 THIS SUPPLEMENTAL INDENTURE MAY BE SIMULTANEOUSLY
COUNTERPARTS.            EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH WHEN
                         SO EXECUTED SHALL BE DEEMED TO BE AN ORIGINAL; BUT SUCH
                         COUNTERPARTS SHALL TOGETHER CONSTITUTE BUT ONE AND THE SAME
                         INSTRUMENT.

                                       21

TESTIMONIUM.                 IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY AND
                           BANKERS TRUST COMPANY HAVE CAUSED THESE PRESENTS TO BE
                         SIGNED IN THEIR RESPECTIVE CORPORATE NAMES BY THEIR
                         RESPECTIVE CHAIRMEN OF THE BOARD, PRESIDENTS, VICE
                         PRESIDENTS, ASSISTANT VICE PRESIDENTS, TREASURERS OR
                         ASSISTANT TREASURERS AND IMPRESSED WITH THEIR RESPECTIVE
                         CORPORATE SEALS, ATTESTED BY THEIR RESPECTIVE SECRETARIES OR
                         ASSISTANT SECRETARIES, ALL AS OF THE DAY AND YEAR FIRST
                         ABOVE WRITTEN.
                                                                          THE DETROIT EDISON COMPANY,
                         (Corporate Seal)                                 By  _________________
                                                                              C. C. Arvani
                                                                              Assistant Treasurer

EXECUTION.               Attest:
                         ______________________
                         Susan M. Beale
                         Secretary
                         Signed, sealed and delivered by THE DETROIT
                         EDISON COMPANY, in the presence of
                         _____________________
                         Jane E. Lenart
                         ________________________
                         Janet A. Scullen

                         STATE OF MICHIGAN
                         SS.:
                         COUNTY OF WAYNE
ACKNOWLEDGMENT           On this    day of March, 1993, before me, the subscriber, a
OF EXECUTION             Notary Public within and for the County of Wayne, in the
BY COMPANY.              State of Michigan, personally appeared C. C. Arvani, to me personally known, who, being by me duly sworn, did say that he does business at 2000 Second Avenue, Detroit, Michigan
                         48226 and is the Assistant Treasurer of THE DETROIT EDISON
                         COMPANY, one of the corporations described in and which
                         executed the foregoing instrument; that he knows the
                         corporate seal of the said corporation and that the seal
                         affixed to said instrument is the corporate seal of said
                         corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of
                         Directors and that he subscribed his name thereto by like
                         authority; and said C. C. Arvani, acknowledged said
                         instrument to be the free act and deed of said corporation.

                                                                                     ______________________
                                        (Notarial Seal)                          Pearl E. Kotter, Notary Public
                                                                                        Macomb County, MI
                                                                                    (Acting in Wayne County)
                                                                              My Commission Expires August 23, 1993


                                                                          BANKERS TRUST COMPANY,
                         (Corporate Seal)                                 By  __________________
                                                                          R. T. Gorman
                                                                          Vice President
                         Attest:
                         ______________________
                         Shikha Dombek
                         Assistant Secretary
                         Signed, sealed and delivered by
                         BANKERS TRUST COMPANY, in the
                         presence of
                         __________________
                         John Florio
                         ___________________________
                         John Perra
                                       STATE OF NEW YORK
                                             SS.:
                                      COUNTY OF NEW YORK
ACKNOWLEDGMENT           On this 19th day of March, 1993, before me, the subscriber,
OF EXECUTION             a Notary Public within and for the County of Queens, in the
BY TRUSTEE.              State of New York, personally appeared R. T. Gorman, to me personally known, who, being by me duly sworn, did say that his business office is located at Four Albany Street, New
                         York, New York 10015, and he is Vice President of BANKERS
                         TRUST COMPANY, one of the corporations described in and
                         which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal
                         affixed to said instrument is the corporate seal of said
                         corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of
                         Directors and that he subscribed his name thereto by like
                         authority; and said R. T. Gorman acknowledged said
                         instrument to be the free act and deed of said corporation.
                                        (Notarial Seal)
                                                                                    _________________________
                                                                                        Marjorie Stanley
                                                                                Notary Public, State of New York
                                                                                         No. 41-4986405
                                                                                   Qualified in Queens County
                                                                              Certificate filed in New York County
                                                                                Commission Expires Sept. 16, 1993

                                       23

                                       STATE OF MICHIGAN
                                             SS.:
                                        COUNTY OF WAYNE
AFFIDAVIT AS TO          C. C. Arvani, being duly sworn, says: that he is the
CONSIDERATION            Assistant Treasurer of THE DETROIT EDISON COMPANY, the
AND GOOD FAITH.          Mortgagor named in the foregoing instrument, and that he has knowledge of the facts in regard to the making of said
                         instrument and of the consideration therefor; that the
                         consideration for said instrument was and is actual and
                         adequate, and that the same was given in good faith for the purposes in such instrument set forth.
                                                                                         _________________
                                                                                            C. C. Arvani
                                Sworn to before me this    day of
                                           March, 1993

                                      ______________________
                                  Pearl E. Kotter, Notary Public
                                        Macomb County, MI
                                     (Acting in Wayne County)
                              My Commission Expires August 23, 1993
                                         (Notarial Seal)
                          This instrument was drafted by Frances B. Rohlman, Esq., 2000 Second Avenue, Detroit, Michigan
                                                                       48226